SMITH BARNEY ALLOCATION SERIES INC. (THE “COMPANY”)

Select High Growth Portfolio

Select Growth Portfolio

Select Balanced Portfolio

(each a “Fund”)

SUPPLEMENT DATED FEBRUARY 25, 2005

TO EACH FUND’S PROSPECTUS DATED APRIL 29, 2004

The following information supplements each of the above referenced prospectuses. Please retain this supplement and keep it with your prospectus for future reference.

On January 31, 2005, Citigroup Inc. (“Citigroup”) announced that it had reached an agreement with MetLife, Inc. (“MetLife”) to sell Citigroup’s life insurance and annuity businesses (“Travelers Life & Annuity”) to MetLife. As part of this transaction, Travelers Investment Adviser, Inc. (“TIA”), the investment adviser to each Fund and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife.

The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

The Company’s Board of Directors will be considering proposals relating to TIA’s management of the Funds. Any such proposals will require the approval of the Board of Directors of the Funds and potentially, the shareholders of the Funds.

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